Exhibit 10.47

THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED LEASE

Amendment Date:	March 5, 2018

Landlord:	DriveTime Car Sales Company, LLC,
An Arizona limited liability company

Tenant:	Carvana, LLC and Carvana Shipping & Delivery, LLC,
each, an Arizona limited liability company

Premises:	As defined in Section 1.1 to the Lease and as depicted in
the applicable Exhibit(s) attached thereto

RECITALS:

The Parties acknowledge that the following recitals are true and correct and are a material part of this Third Amendment (this “Amendment”) to Lease:

A.    Landlord leases the Premises to Tenant pursuant to that certain Lease Agreement by and between Landlord and Tenant dated November 1, 2014, as amended by that certain Amended and Restated Lease Agreement dated March 15, 2015, as amended by that certain Second Amended and Restated Lease Agreement dated July 1, 2015 (as modified August 17, 2015), as amended by that certain Third Amended and Restated Lease Agreement dated March 18, 2016, as amended by that certain Fourth Amended and Restated Lease Agreement dated February 24, 2017, as amended by that certain First Amendment to Fourth Amended and Restated Lease Agreement dated March 31, 2017, and as amended by that certain Second Amendment to Fourth Amended and Restated Lease Agreement dated August 7, 2017 (the “Lease”).

B.    Landlord and Tenant desire to modify the Lease as set forth herein, which shall constitute the Third Amendment to the Lease (“Third Amendment” or “Amendment”)

AGREEMENT:

NOW, THEREFORE, in consideration of the acknowledgements, representations, warranties, and covenants of the Parties stated herein, Landlord and Tenant hereby mutually agree to amend the Lease as follows:

1.
Incorporation of Recitals; Capitalized Terms. The recitals set forth above are deemed to be true and accurate in all respects and are hereby incorporated into this Amendment by this reference. Capitalized terms used in this Third Amendment shall have the same meanings as ascribed to them in the Lease, unless otherwise defined in this Amendment.

2.
TX Inspection Center - 5.8 Acre Expansion.    Notwithstanding anything to the contrary in the Lease, the Landlord hereby grants an additional property not included in the Lease, which shall include approximately 5.8 acres of land located at [***], and more particularly described and depicted on Exhibit "A", attached hereto and incorporated herein (the land described in this paragraph, together with all rights, interests, easements, rights of way and appurtenances related thereto, shall hereinafter be referred to as the "Additional Blue Mound Property"). Specifically, the Additional Blue Mound Property referenced in this Amendment is outlined in green and blue in the illustration set forth on the attached Exhibit "A". Base Rent for the Additional Blue Mound Property, for the term commencing January 26, 2018 (the "Possession Date") and expiring June 30, 2024 (the "Term"), shall be equivalent to the full amount Tenant is responsible for (Base Rent and all additional rent amounts, including maintenance or improvement costs as applicable) pursuant to the Amended and Restated Lease Agreement dated December 7, 2016, as amended by that certain First Amendment to Amended and Restated Lease Agreement, dated January 26, 2018, by and between Hearthstone Properties Delaware, LLC, as landlord, and DriveTime Car Sales Company, LLC, as tenant (the "Prime Lease"). Pursuant to the Prime Lease, the Landlord and Tenant agree that the Additional Blue Mound Property shall be subject to the following during the Term:

a.
Possession Date and Condition. Upon the Possession Date, Landlord shall deliver the Additional Blue Mound Property free of all tenancies but otherwise in its then “as is” condition on the Possession Date (“Possession Condition”), subject to the representations, warranties and covenants contained in Section 8 to the Prime Lease. Hazardous Materials (as defined in the Lease), if found on or within the Additional Blue Mound Property, shall be handled as provided within the Prime Lease, and this Amendment shall not change the relationship or obligations the Landlord or Tenant otherwise have to each other within the Prime Lease or the Lease.

b.
Tenant Improvements. Prior to June 30, 2024, Tenant shall cause the Additional Blue Mound Property, as identified on Exhibit "A" to be graded and paved in workmanlike manner, and generally within the same parameters and specifications as Tenant has caused other tracts owned by the property owner and leased to Landlord, to be graded and paved. Tenant shall be solely responsible for all costs associated with, such alterations or additions to the Additional Blue Mound Property. All alterations, additions and improvements in or to Additional Blue Mound Property, excluding Tenant's furniture, fixtures, equipment and signs, shall become the property of Landlord and shall be surrendered to Landlord on the termination or expiration of this Lease. The cost of such grading and paving and the cost of any other improvements made by Tenant shall not be deemed payment in lieu of Rent.

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

3.
Indianapolis Logistics Hub. Notwithstanding anything to the contrary in the Lease, the Landlord hereby grants an additional property not included in the Lease, which shall include a portion of the 5.28 acres of land located at [***], and more particularly depicted on Exhibit "B", attached hereto and incorporated herein (the land described in this paragraph, together with all rights, interests, easements, rights of way and appurtenances related thereto, shall hereinafter be referred to as the "Additional Indy Property"). The term commences February 23, 2018 and expires March 31, 2020, but shall have the same renewal rights set forth in Section 1.2 of the Lease and the termination rights set forth in Section 1.4 of the Lease. Base Rent for the Additional Indy Property shall be in an amount which is calculated based on Tenant’s utilization of 17.8%.

4.
Miscellaneous. Except as modified by this Amendment, the Lease remains in full force and effect and is hereby ratified and affirmed by Landlord and Tenant. This Amendment evidences the entire agreement among the parties regarding the subject matter hereof. In the event of any conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall govern and control.

5.
Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all counterparts together shall constitute a single agreement.

[Signature Page Follows]

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Parties acknowledge their receipt, review, understanding, and acceptance of this Amendment, effective as of the Amendment Date.

DriveTime Car Sales Company, LLC
as Arizona limited liability company

By:	/s/ Jon D. Ehlinger
Name:	Jon D. Ehlinger
Title:	Manager

Carvana, LLC
as Arizona limited liability company

By:	/s/ Paul Breaux
Name:	Paul Breaux
Title:	Vice President

Carvana Group, LLC
as Arizona limited liability company

By:	/s/ Paul Breaux
Name:	Paul Breaux
Title:	Vice President

EXHIBIT “A”
Additional Blue Mound Property
[***]

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.

EXHIBIT “B”
Additional Indy Property

[***]

[***]	Indicates that text has been omitted which is the subject of a confidential treatment request. The text has been separately filed with the Securities and Exchange Commission.